                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 20, 2006

                                 NARROWSTEP INC.
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE            333-108632             33-1010941
               --------            ----------             ----------
           (State Or Other        (Commission           (IRS Employer
            Jurisdiction Of        File Number)        Identification No.)
             Incorporation)

         BATTERSEA STUDIOS,
         80 SILVERTHORNE ROAD, LONDON, UNITED KINGDOM                  SW8 3HE
-------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                    (Zip Code)

     Registrant's telephone number, including area code: 011 44 20 7498 3377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On October 20, 2006 Peter Siddall resigned as Chairman of the Board and Director of Narrowstep Inc. (the "Company").

For more information, see the Company's press release, dated October 20, 2006, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibit has been filed with this Current Report on Form 8-K:

Exhibit 99.1. Press release dated October 20, 2006.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NARROWSTEP INC.


                                            By: /s/ STEPHEN BEAUMONT
                                                -----------------------
                                            Name:     Stephen Beaumont
                                            Title:    President and
                                                      Chief Executive Officer

Dated:  October 23, 2006